INTELLECTUAL PROPERTY SECURITY
                       AGREEMENT AND COLLATERAL ASSIGNMENT
                       -----------------------------------

         GMAC COMMERCIAL FINANCE LLC, 3000 Town Center, Suite 280, Southfield, Michigan 48075 ("LENDER") and IOM Holdings, Inc., a Nevada corporation, with a principal place of business at 4 Marconi, Irvine, California 92618 ("HOLDINGS") enter into this Agreement on March 9, 2005.

         Holdings has entered into a Guaranty of even date (the "GUARANTY") pursuant to which Holdings guarantied all of I/OMagic Corporation's "Obligations" under that certain Loan and Security Agreement of even date (the "LOAN AGREEMENT") with Lender under which Lender has agreed to make certain loans available to Borrower. Lender is willing to make such loans under the Loan Agreement upon the condition, among others, that Holdings execute and deliver this Agreement.

         In consideration of the above and of the mutual covenants in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. INCORPORATION OF LOAN AGREEMENT. The Loan Agreement (and all agreements referred to or incorporated in the Agreement) is incorporated by this reference. All capitalized terms not otherwise defined in this Agreement, shall have the meanings specified in the Loan Agreement.

         2. COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND PATENTS. To secure the prompt payment and performance of all of Holdings's present and future indebtedness and obligations to Lender, including those arising under the Guaranty (collectively, the "DEBT") Holdings hereby grants to Lender a continuing security interest in, and, to the extent provided in SECTION 4 hereof, shall assign, transfer and convey, to the Lender all right, title and interest, in the United States and throughout the world, in, to and under the following (all of which are collectively called the "COLLATERAL") whether now existing or hereafter created or acquired:

                  (a) all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, trademark registrations and applications for registration, now owned or hereafter acquired by Holdings (including, without limitation, those listed on SCHEDULE 1 attached hereto and made a part hereof) and all licenses thereof, together with the goodwill of the business connected with the use of, and symbolized by, the foregoing, and (i) the registration renewals thereof, (ii) all Holdings's rights to income, royalties, damages and payments now and hereafter due or payable under and with respect thereto including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, and (iii) all rights corresponding thereto throughout the world, (all of the foregoing sometimes hereinafter individually or collectively referred to as the "TRADEMARKS");

                  (b) all United States and foreign copyrights, registered or unregistered, in to all copyrightable works including all registrations and applications therefor and all licenses thereof and (i) any renewals or extensions of the registrations therefor that may be secured under the laws now or hereafter in effect in the United States or any other country or countries,
(ii) all Holdings's rights to income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, and (iii) all rights corresponding thereto throughout the world (sometimes individually or collectively referred to as the "COPYRIGHTS");

                  (c) all United States and foreign patents and patent applications, now owned or hereafter acquired by Holdings, including, without limitation, the inventions and improvements described and claimed therein, and those patents and patent applications listed on SCHEDULE 1 attached hereto and made a part hereof, all licenses thereof and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all Holdings's rights to income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, and (iii) all rights corresponding thereto throughout the world (all of the foregoing being sometimes hereinafter individually or collectively referred to as the "PATENTS"); and

                  (d) all other intellectual property rights, now owned or hereafter acquired by Holdings, including, without limitation, the intellectual property listed on SCHEDULE 1, including, without limitation, trade secrets, know-how and confidential business information, computer software, computer programs, source code, data and documentation (including electronic media) and licenses thereof, and (i) all Holdings's rights to income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, and (ii) all rights corresponding thereto throughout the world (collectively referred to as "INTELLECTUAL PROPERTY RIGHTS").

         3. CONTINUING LIABILITY. Holdings expressly agrees that, notwithstanding anything to the contrary in this Agreement, it shall remain liable under each license, interest and obligation assigned to the Lender under this Agreement to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions applicable to Holdings and shall retain the right to sue and recover for past, present and future infringements thereof. The Lender shall have no obligation or liability under any such license, interest or obligation by reason of or arising out of this Agreement or the assignment thereof to the Lender or the receipt by the Lender of any payment relating to any such license, interest or obligation pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of Holdings thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such license, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         4. EFFECT OF COLLATERAL ASSIGNMENT AND REMEDIES. Holdings agrees that upon the occurrence of an Event of Default (after any applicable grace or cure periods) under the Loan Agreement, the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Holdings or any other person (all and each of which demands, advertisements or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more public or private sale or sales, at any exchange, broker's board or at any of the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, and the Lender shall apply the net proceeds (after expenses) of any such sale, lease, assignment or other disposition against the Obligations in such order as the Lender in its sole discretion shall determine, Holdings remaining liable for any deficiency therein. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity or redemption in Holdings, which right or equity is hereby expressly waived and released. To the extent permitted by applicable law, Holdings waives all the claims, damages and demand against the Lender arising out of the repossession, retention or sale of the Collateral. Holdings agrees that the Lender need not give more than 10 days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matter.

         5. REFILING. If, before the Debt is paid in full, Holdings obtains any rights in or to any new or additional Intellectual Property Rights, the provisions of this Agreement shall apply thereto and Lender is hereby authorized to amend Schedule 1 and re-file this Agreement as appropriate.

         6. POWER OF ATTORNEY. Holdings hereby authorizes the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in the Lender's sole discretion, as Holdings's true and lawful attorney-in-fact, with power (I) to endorse Holdings's name on all applications, documents, papers and instruments necessary or desirable for the Lender in the perfection of a security interest in the Collateral, (ii) from and after the occurrence of any Event of Default (after any applicable grace or cure periods) in accordance with this Agreement and applicable law, to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone. Holdings hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue of this Assignment. This power of attorney shall be irrevocable until all of the Debt has been paid in full and all of the financing arrangements between Holdings and the Lender have been terminated and Lender has no further obligation to make loans to Holdings.

         7. SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. Holdings agrees that, in addition to all other rights and remedies granted to Lender in this Agreement, the Loan Agreement and any other collateral security document, Lender shall be entitled to specific performance and injunctive and other equitable relief, and Holdings further agrees to waive any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such specific performance and injunctive or other equitable relief.

         8. GRANT OF LICENSE TO USE INTANGIBLES. In addition to and for the purpose of enabling the Lender to exercise rights and remedies under SECTIONS 4 and 5 hereof, Holdings shall permit Lender reasonable access to all media in which any of the Collateral may be recorded or stored and to all computer programs used for the compilation or printout thereof. In addition, upon an Event of Default (after any applicable grace or cure periods), Lender, and its assigns, shall have a non-exclusive license throughout the world in all Trademarks, Patents, Copyrights, and Intellectual Property Rights for the manufacture, sale and distribution of inventory or other goods of Holdings and for the sale and use of any assets of Holdings in which Lender has a security interest (whether now or in the future), unless Holdings is contractually or legally prohibited from granting such license to Lender.

         9. REPRESENTATION AND WARRANTIES. Holdings represents and warrants that
Schedule 1 contains a complete and correct list of all the trademark registrations and trademark applications, copyright registrations and copyright applications and patents and patent applications, respectively, if any, (I) owned by the Holdings or (ii) licensed to or by Holdings. Holdings additionally represents and warrants to the best of its knowledge that except as set forth in
SCHEDULE 1, there is no currently pending patent application on which any agent or employee of Holdings is listed as an inventor. Except as set forth in
SCHEDULE 1, Holdings owns free and clear of all liens all right, title and interest in, or has full right and authority to use, all Collateral necessary or desirable for the conduct of their businesses as currently conducted, as previously conducted or as currently proposed to be conducted. Except as set forth in SCHEDULE 1, no claim by any other person or entity ("PERSON") contesting the validity or ownership of any Collateral has been made, is currently outstanding or is threatened and neither Holdings nor any executive thereof has received any notice of, or is aware of any fact which would indicate a likelihood of, any infringement or misappropriation upon, or conflict with, any other Person's intellectual property. Except as set forth in the SCHEDULE 1, none of the Collateral infringes or misappropriates upon, or conflicts with, any intellectual property of any Person, and no infringement, misappropriation or conflict will occur as a result of the continued operation of the businesses as now conducted as currently proposed to be conducted. The transactions contemplated by this Agreement will have no adverse effect on any of Holdings's rights in and to the Collateral. Holdings further agrees that it will at its expense, at the Lender's request, defend the Lender's and Holdings's respective interests in the Collateral from any and all claims and demands of any other person and that it will not grant, create or permit to exist any lien upon or security interest in the Collateral in favor of any other person except liens permitted by the Loan Agreement; provided, however, that prior to the occurrence of an Event of Default and until the expiration of any applicable grace or cure period, nothing contained in this Agreement shall affect Holdings's right to grant non-exclusive licenses to third parties to use any portion of the Collateral.

         10. RESTRICTIONS ON FUTURE AGREEMENTS. Holdings agrees that until all of the Obligations have been satisfied in full and the Loan Agreement has been terminated and Lender has no further obligation to make loans to Holdings, it will not, without Lender's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is materially inconsistent with Holdings's obligations under this Agreement and Holdings further agrees that it will not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would materially affect the validity or enforcement of any of the rights transferred to Lender under this Agreement.

         11. COVENANTS REGARDING COLLATERAL.

                  (a) Except as to Collateral which Holdings in its judgment determines to be in its best interests to abandon or not to enforce or protect, Holdings (either itself or through licensees) shall (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain each Trademark in full force free from any claim of abandonment for non-use, (ii) employ each Trademark, Copyright and Patent with the appropriate notice of application or registration on applicable products or services, (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Patent may become invalidated or unenforceable, any Trademark right may become abandoned or unenforceable, any Copyright right may become unenforceable, or any Intellectual Property Right may become unenforceable, (iv) prosecute diligently any trademark application, copyright application or any patent application which is pending as of the date of this Agreement or thereafter, until the Obligations shall have been paid in full, and (v) preserve and maintain all rights in and to the Collateral.

                  (b) Except as set forth in SCHEDULE 1, Holdings shall notify the Lender reasonably promptly if it knows, or has reason to know, that any application or registration relating to any of the Collateral may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Holdings's ownership of any of the Collateral, its right to register the same, or to keep and maintain the same, except for such abandonment, determination or dedication which is permitted under subparagraph (a) above.

                  (c) Holdings (either itself or through licensees) will take all necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Collateral, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under subparagraphs (a) and (b) above) or as set forth in SCHEDULE 1.

                  (d) In the event that any of the Collateral is infringed, misappropriated or diluted by a third party, Holdings shall provide reasonably prompt notice to Lender and take such action as Holdings shall reasonably deem appropriate under the circumstances, which may include suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution to protect such Collateral.

                  (e) At its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may place and pay for insurance on the Collateral upon failure by Holdings to provide insurance satisfactory to the Lender. Holdings agrees to reimburse Lender on demand for any payment reasonably made in any expense incurred by Lender pursuant to the foregoing authorization. Subject to Lender's rights under the License Agreement, until an Event of Default occurs and after expiration of any applicable grace or cure period and an acceleration of the loans, Holdings may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement.

         12. NOTICE. All notices or other communications hereunder shall be given in the manner and to the addresses determined under the Loan Agreement.

         13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or in the License Agreement or any other agreements between the parties.

         15. WAIVERS; AMENDMENTS. None of the terms and provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

         16. LIMITATIONS BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law which may be controlling and are limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and nothing herein or in the Loan Agreement or any other collateral security document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, the Loan Agreements or any other collateral security document. This Agreement may be signed in separate counterparts.

         18. TERMINATION AND REASSIGNMENT. The Lender agrees that upon the termination or expiration of the Loan Agreement and termination of any obligations of Lender to make loans to Holdings and the payment and performance in full of all the Obligations, the Lender will promptly execute documents releasing the security interests created hereby and to reassign Lender's interest in the collateral to Holdings, without warranty, representation or guaranty of any nature or kind.

         19. APPLICABLE LAW. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (and not the laws of conflict) of the State of Michigan.

         20. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties relating to the subject matter of this Agreement, and may only be amended or modified in writing signed by all parties.

         21. WAIVER OF JURY TRIAL. THE LENDER AND THE HOLDINGS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER OR AL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. NEITHER THE LENDER NOR THE HOLDINGS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR

         RELINQUISHED BY EITHER THE LENDER OR THE HOLDINGS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

                                         IOM HOLDINGS, INC. a Nevada corporation

                                         BY:/S/ Tony Shahbaz
                                            ----------------

                                                NAME:Tony Shahbaz

                                                   TITLE: President/CEO


                                        GMAC COMMERCIAL FINANCE LLC

                                        BY:/S/ Kathryn Williams
                                           --------------------

                                                NAME: Kathryn Williams
                                                      ----------------

                                                   TITLE:Sr. Vice President
                                                         ------------------

Schedule 1:  List of Patents, Copyrights and Trademarks


                                   SCHEDULE 1


         TRADEMARKS
         ----------


TRADEMARK                          REGISTRATION NUMBER        OWNER
---------                          -------------------        -----
DIGITAL RESEARCH TECHNOLOGIES      2254252                    IOM Holdings, Inc.
                                                              (licensed for use by
                                                              I/OMagic Corporation)

DIGITAL RESEARCH TECHNOLOGIES      2257795                    IOM Holdings, Inc.
and Design                                                    (licensed for use by
                                                              I/OMagic Corporation)

HI-VAL                             2119204                    IOM Holdings, Inc.
                                                              (licensed for use by
                                                              I/OMagic Corporation)



         COPYRIGHTS
         ----------

         None.



         PATENTS
         -------

         None.